AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED AUGUST 3, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH JULY 1, 2015)

AMERICAN INDEPENDENCE STOCK FUND (TICKER SYMBOLS: ISISX, IFCSX, ISFSX)	AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (TICKER SYMBOLS: SEKSX, IKSTX, IKTEX)
AMERICAN INDEPENDENCE JAFORLINES RISK-MANAGED ALLOCATION FUND (TICKER SYMBOLS: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE BOYD WATTERSON SHORT-TERM ENHANCED BOND FUND (TICKER SYMBOLS: ISBSX, ISTSX)
AMERICAN INDEPENDENCE INTERNATIONAL ALPHA STRATEGIES FUND (TICKER SYMBOLS: IMSSX, IIESX)	AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND (TICKER SYMBOLS: IIISX, IBFSX)
AMERICAN INDEPENDENCE U.S. INFLATION-INDEXED FUND (TICKER SYMBOLS: FFIHX, FNIHX, FCIHX, AIIPX)

(the “Funds”)

In a Supplement dated May 12, 2015, to the Prospectus and Statement of Additional Information, American Independence Financial Services, LLC (“American Independence”), investment adviser to the Funds, announced that it had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC.  The Merger was consummated on July 31, 2015.

Therefore, effective July 31, 2015, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon the Merger. In addition, each Investment Sub-Advisory Agreement, between American Independence and (a) J.A. Forlines, LLC on behalf of the JAForlines Risk-Managed Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the International Alpha Strategies Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fund was terminated.

At a meeting held on March 19, 2015, The Funds’ Trustees approved the terms of an interim investment advisory agreement and interim sub-advisory agreements (“Interim Agreements”) and a proposed investment advisory agreement and proposed investment sub-advisory agreements (the “Proposed Agreements”). Also at that same meeting, the Trustees called a special meeting of shareholders to obtain their approval of the Proposed Agreements. The meeting is expected to be held in September, 2015. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.  Shareholders should expect to receive a proxy statement during the month of August, 2015, except with respect to the Boyd Watterson Short-Term Enhanced Bond Fund, which will be liquidating on August 14, 2015 as stated in a supplement dated July 1, 2015. The proxy will provide a comparison of the current advisory agreement and the current sub-advisory agreements to each of the respective Proposed Agreements and will discuss the basis for the Board’s approval of the Proposed Agreements. In addition, shareholders will be asked to consider and vote upon the election of Trustees to serve on the Trust’s Board.

Under the Interim Agreements, American Independence and each sub-adviser will continue to provide the Funds with the same level of service; however, the investment advisory and sub-advisory fees will be held in escrow until such time as shareholders of each Fund approve the Proposed Investment Advisory Agreement and its respective Proposed Investment Sub-Advisory Agreement.

Effectively immediately, throughout the Prospectus and SAI, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE